EXHIBIT 99.4

Execution Copy

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of October 11, 2006 by and among:

AEP Texas Central Company (in its individual capacity, the “Company”);

AEP Texas Central Transition Funding LLC, a Delaware limited liability company (the “Initial Transition Bond Issuer”);

U.S. Bank National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Initial Transition Bond Trustee”) under the Initial Indenture referred to below;

AEP Texas Central Company, in its capacity as the initial servicer of the Initial Transition Property referred to below (including any successor in such capacity, the “Initial TC Servicer”);

The Bank of New York, a New York banking corporation, in its capacity as indenture trustee (including any successor in such capacity, the “Additional Transition Bond Trustee”) under the Additional Indenture referred to below;

AEP Texas Central Company, in its capacity as the initial servicer of the Additional Transition Property referred to below (including any successor in such capacity, the “Additional TC Servicer”);

AEP Texas Central Transition Funding II LLC, a Delaware limited liability company (the “Additional Transition Bond Issuer”); and

AEP Texas Central Company, in its capacity as collection agent for the benefit of the Initial TC Servicer and the Additional TC Servicer (the “Utility”).

WHEREAS, pursuant to the terms of the Transition Property Purchase and Sale Agreement dated as of February 7, 2002, between the Initial Transition Bond Issuer and the Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), the Company has sold to the Initial Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Initial Transition Property” and the “Initial Transition Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of February 7, 2002, among the Initial Transition Bond Issuer and the Initial Transition Bond Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Initial Indenture”), the Initial Transition Bond Issuer, among other things, has granted to the Initial Transition Bond Trustee a security interest in certain of its assets, including the Initial Transition Property, to secure, among other things, the notes issued pursuant to the Initial Indenture (the “Initial Transition Bonds”);

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of February 7, 2002, between the Initial Transition Bond Issuer and the Initial TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement”), the Initial TC Servicer has agreed to provide for the benefit of the Initial Transition Bond Issuer servicing functions with respect to the Initial Transition Charges;

WHEREAS, pursuant to the terms of the Transition Property Purchase and Sale Agreement dated as of October 11, 2006, between the Additional Transition Bond Issuer and Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Additional Sale Agreement”), the Company has sold to the Additional Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Additional Transition Property” and the “Additional Transition Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of October 11, 2006, among the Additional Transition Bond Issuer and The Bank of New York, a New York banking corporation, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Additional Indenture”, and together with the Initial Indenture, the “Indentures”), the Additional Transition Bond Issuer, among other things, has granted to the Additional Transition Bond Trustee a security interest in certain of its assets, including the Additional Transition Property, to secure, among other things, the transition bonds issued pursuant to the Additional Indenture (“Additional Transition Bonds” and, together with the Initial Transition Bonds, the “Transition Bonds”);

WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of October 11, 2006, between the Additional Transition Bond Issuer and the Additional TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Additional Servicing Agreement” and together with the Initial Servicing Agreement, the “Servicing Agreements”), the Additional TC Servicer has agreed to provide for the benefit of the Additional Transition Bond Issuer servicing functions with respect to the Additional Transition Charges; and

WHEREAS, the parties hereto wish to agree upon their respective rights relating to such collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Sale Agreement, the Initial Indenture, the Initial Servicing Agreement, the Additional Sale Agreement, the Additional Indenture, and the Additional Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Initial Transition Bond Trustee, the Initial Bond Issuer, and the Initial TC Servicer hereby acknowledge the ownership interest of the Additional Transition Bond Issuer in the Additional

Transition Property, including the Additional Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests in favor of the Additional Transition Bond Trustee for the benefit of itself, the holders of the Additional Transition Bonds and any credit enhancement provider (as defined in the Additional Indenture) in the Additional Transition Property.

The Additional Transition Bond Trustee, the Additional Bond Issuer, and the Additional TC Servicer hereby acknowledge the ownership interest of the Initial Transition Bond Issuer in the Initial Transition Property, including the Initial Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interest in favor of the Initial Transition Bond Trustee for the benefit of itself, the holders of the Initial Transition Bonds and any credit enhancement provider (as defined in the Initial Indenture) in the Initial Transition Property.

SECTION 2. Deposit Accounts. The Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Initial TC Servicer, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, and the Additional TC Servicer each acknowledge that collections with respect to the Initial Transition Property and the Additional Transition Property may from time to time be deposited into one or more designated accounts of the Utility (the “Deposit Accounts”). Subject to Section 4, the Utility agrees to:

(a) maintain the Deposit Accounts for the benefit of the Initial TC Servicer, the Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional TC Servicer, the Additional Transition Bond Trustee, and the Additional Transition Bond Issuer as their respective interests may appear;

(b) allocate and remit funds from the Deposit Accounts at the times specified in the respective Indentures and Servicing Agreements to the Initial Transition Bond Trustee in the case of collections relating to the Initial Transition Property and to the Additional Transition Bond Trustee in the case of collections relating to the Additional Transition Property; provided that (i) to the extent the combined amounts of remittance by a retail electric provider are insufficient to satisfy amounts owed in respect of the Initial Transition Charges, the Additional Transition Charges, and the transmission and distribution charges (other than late payment penalties), such allocation and remittances shall be made on a pro rata basis as between the Initial Transition Charges and the Additional Transition Charges based on the amounts of such Transition Charges (other than late payment penalties) then due and owing; and (ii) in the event a late-payment penalty is received, allocations and remittances of such late payment penalties shall be made on a pro rata basis as between the Initial Transition Charges and the Additional Transition Charges based on the amounts of such Transition Charges in respect of which such penalties were owed; and

(c) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in subsection (b) above.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional Transition Bond Trustee and the Additional Transition Bond Issuer, shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Utility relating to the Deposit Accounts.

Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement and the other Basic Documents (as defined in the Indentures).

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financial statements or mortgages or filings under applicable law.

SECTION 4. Servicing.

(a) Pursuant to Section 2, the Company, in its role as Initial TC Servicer and Additional TC Servicer, shall allocate and remit funds received from retail electric providers for the Initial Transition Bonds and the Additional Transition Bonds, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”). The same entity must always act as servicer in the performance of the Allocation Services as to both the Initial Transition Bonds and the Additional Transition Bonds.

(i) In the event that the Initial Transition Bond Trustee or Additional Transition Bond Trustee is entitled to and desires to exercise its right, pursuant to the applicable Servicing Agreement and Indenture, to replace the Company as Initial TC Servicer or Additional TC Servicer, respectively, in its role as the provider of the Allocations Services in accordance with the applicable Basic Documents, the party desiring to exercise such right shall promptly give written notice to the other (the “Servicer Notice”) in accordance with the notice provisions of this Agreement and consult with the other with respect to the Person who would replace the Company in such capacities. Any successor in such capacities shall be agreed to by the Initial Transition Bond Trustee and the Additional Transition Bond Trustee within ten (10) Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below) and the provisions of the applicable Basic Documents. “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Dallas, Texas, Columbus, Ohio, Chicago, Illinois or New York, New York. The Person named as replacement Initial TC Servicer or Additional TC Servicer (as the case may be) in accordance with this Section 4 is referred to herein as the “Replacement Servicer”. The parties hereto agree that the Replacement Servicer for the Initial TC Servicer and the Additional TC Servicer shall be the same entity.

(ii) In the event that the Initial Transition Bond Trustee or the Additional Transition Bond Trustee is entitled to and desires to exercise its right, pursuant to the applicable Servicing Agreement and Indenture, to redirect collections relating to the Initial Transition Property or the Additional Transition Property (as the case may be), any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no

Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The “Designated Account” shall be an “Eligible Deposit Account” (as defined in the Indentures) and shall be held for the benefit of the Initial Transition Bond Trustee and the Additional Transition Bond Trustee as their interest may appear. The “Designated Account Holder” shall be a financial institution selected by the Initial Transition Bond Trustee and the Additional Transition Bond Trustee, subject to satisfaction of the Rating Agency Condition, to hold and allocate amounts in the Designated Account for the benefit of the Initial Transition Bond Trustee and the Additional Transition Bond Trustee as their interests may appear as provided in subsection (b) of this Section 4. In the event that the Initial Transition Bond Trustee and the Additional Bond Trustee are unable to agree upon a Designated Account Holder on or before the tenth Business Day occurring from and after the date of the Servicer Note, a Designated Account Holder shall be promptly selected by the independent registered public accounting firm engaged by the Utility at such time, subject to the satisfaction of the Rating Agency Condition. Neither the Initial Transition Bond Trustee nor the Additional Transition Bond Trustee shall have any liability for their or such accounting firm’s selection of the Designated Account Holder. The parties hereto agree that the Designated Account Holder for the Initial Transition Bond Trustee and the Additional Transition Bond Trustee shall be the same entity.

(b) Upon exercise by the Initial Transition Bond Trustee or the Additional Transition Bond Trustee of its rights to redirect collections relating to the Initial Transition Property or the Additional Transition Property, and in the absence of a Replacement Servicer, the parties agree that all collections relating to the Initial Transition Property and the Additional Transition Property shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed by the Utility to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Utility, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the Initial Transition Bond Trustee in the case of all collections relating to the Initial Transition Property and the Additional Transition Bond Trustee in the case of all collections relating to the Additional Transition Property (other than in the case of late payment penalties, which shall be allocated and remitted as described in Section 2(b)); and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i). The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the Initial Transition Property and Additional Transition Property, provided that that portion of those fees and expenses allocable to collections relating to the Initial Transition Property and the Additional Transition Property shall be payable by the Initial TC Servicer and the Additional TC Servicer, respectively, from the servicer fees provided for in the Initial Servicing Agreement and the Additional Servicing Agreement. The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional Transition Bond Trustee, and the Additional Transition Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

(c) Anything in this Agreement to the contrary notwithstanding, any action taken by any of the Initial Transition Bond Trustee or the Additional Transition Bond Trustee to

appoint a Replacement Servicer or designate the Designated Account pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by law or the Financing Order (as defined in the Indentures), of the Public Utility Commission of Texas. For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any such action, notification to each rating agency then rating any class or series of the Initial Transition Bonds or the Additional Transition Bonds of such action, and the receipt of written notification from Standard & Poor’s (as defined in the Indentures), that such action will not result in a reduction or withdrawal of its then current rating on the Initial Transition Bonds or the Additional Transition Bonds. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the Initial Transition Property and the Additional Transition Property which it may have in its possession or may from time to time receive from the Company or any Initial TC Servicer or Additional TC Servicer or any successor thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee, and the Company.

SECTION 7. Method of Adjustment and Allocation. Each of the parties hereto acknowledges that the Initial TC Servicer will adjust, calculate and allocate payments of Initial Transition Charges in accordance with Section 4.01 of the Initial Servicing Agreement and Section 6 of Annex 1 of the Initial Servicing Agreement in the form attached thereto, and each of the parties hereto hereby acknowledges that neither the Additional Transition Bond Issuer nor the Additional Transition Bond Trustee shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation. Accordingly, each of the Additional Transition Bond Issuer and the Additional Transition Bond Trustee (i) may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Initial TC Servicer in making such adjustments, calculations and allocations. Each of the parties hereto hereby acknowledges that the Additional TC Servicer will adjust, calculate and allocate payments of Additional Transition Charges in accordance with Section 4.01 of the Additional Servicing Agreement and Section 6 of Annex 1 of the Additional Servicing Agreement in the form attached thereto, and each of the parties hereto hereby acknowledges that neither the Initial Transition Bond Trustee nor the Initial Transition Bond Issuer shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation. Accordingly, each of the Initial Transition Bond Issuer and the Initial Transition Bond Trustee may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Additional TC Servicer in making such adjustments, calculations and allocations. Such acknowledgement shall not relieve the Company of any of its obligations to make payments in accordance with the terms of the Initial Sale Agreement and the Additional Sale Agreement, nor shall it relieve the Initial TC Servicer or the Additional TC Servicer of their obligations under the Initial Servicing Agreement and the Additional Servicing Agreement, respectively.

SECTION 8. Termination. This Agreement shall terminate upon the payment in full of the Transition Bonds, except that the understandings and acknowledgements contained in Sections 1, 2 and 3 shall survive the termination of this Agreement.

SECTION 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party. Notwithstanding anything herein to the contrary, neither the Initial Transition Bond Trustee nor the Additional Transition Bond Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order”, as such term is defined in the applicable Indenture.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee for the benefit of itself, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee for the benefit of itself, the holders of the Transition Bonds, and the Company, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Amendments. In the event that the Company hereafter causes transition property to be created under any financing order and acts as servicer for the transition bonds issued pursuant to such financing order, the parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such transition bonds, the indenture trustee therefor, and the servicer of such transition property and (ii) to reflect the rights and obligations of such parties with respect to such transition property on terms substantially similar to the rights and obligations of the issuers, trustees and servicers currently party hereto; provided that no such amendment shall be effective unless (x) evidenced by written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or the Holders (as defined in the respective Indenture) than those contained herein. Neither the Initial Transition Bond Trustee nor the Additional Transition Bond

Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order”, as such term is defined in the applicable Indenture.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 14. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Initial Indenture or the Additional Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the Transition Bonds, acquiesce, petition or otherwise invoke or cause either the Initial Transition Bond Issuer or the Additional Transition Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Transition Bond Issuer or the Additional Transition Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Transition Bond Issuer or the Additional Transition Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Initial Transition Bond Issuer or the Additional Transition Bond Issuer.

SECTION 15. Trustees. U.S. Bank National Association, as Initial Transition Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. The Bank of New York, as Additional Transition Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Additional Indenture.

SECTION 16. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AEP TEXAS CENTRAL COMPANY, as Company

By:	/s/ Stephan T. Haynes
Name: Stephan T. Haynes
Title: Assistant Treasurer

AEP TEXAS CENTRAL COMPANY, as Initial TC Servicer

By:	/s/ Stephan T. Haynes
Name: Stephan T. Haynes
Title: Assistant Treasurer

AEP TEXAS CENTRAL COMPANY, as Additional TC Servicer

By:	/s/ Stephan T. Haynes
Name: Stephan T. Haynes
Title: Assistant Treasurer

AEP TEXAS CENTRAL COMPANY, as Utility

By:	/s/ Stephan T. Haynes
Name: Stephan T. Haynes
Title: Assistant Treasurer

Signature Page to

Intercreditor Agreement

AEP TEXAS CENTRAL TRANSITION FUNDING LLC

By:	/s/ Stephan T. Haynes
Name: Stephan T. Haynes
Title: Treasurer

AEP TEXAS CENTRAL TRANSITION FUNDING II LLC

By:	/s/ Stephan T. Haynes
Name: Stephan T. Haynes
Title: Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Initial Transition Bond Trustee

By:	/s/ Melissa A. Rosal
Name: Melissa A. Rosal
Title: Vice President

THE BANK OF NEW YORK, as Additional Transition Bond Trustee

By:	/s/ Catherine Murray
Name: Catherine Murray
Title: Assistant Vice President

Signature Page to

Intercreditor Agreement

EXHIBIT A

NOTICE ADDRESSES

AEP Texas Central Company

1 Riverside Plaza

Columbus, Ohio 43215

Attention: Treasurer

Telephone: (614) 716-1000

Facsimile: (614) 716-2807

AEP Texas Central Transition Funding LLC

PO Box 16428

Columbus, Ohio 43216-6428

Attention: Manager

Telephone: (614) 716-2852

Facsimile: (614) 716-3288

AEP Texas Central Transition Funding II LLC

539 N. Carancahua Street, Suite 1700

Corpus Christi, Texas 78478

Attention: Manager

Telephone: (361) 881-5398

Facsimile: (361) 880-6128

The Bank of New York

101 Barclay Street, Floor 8W

New York, New York 10286

Attention: Catherine Murray

Telephone: (212) 815-8319

Facsimile: (212) 815-2493

U.S Bank National Association

209 South LaSalle Street, 3rd Floor

Chicago, Illinois 60604

Attention:	Melissa A. Rosal, Vice President
U.S. Bank Corporate Trust Services

Telephone: (312) 325-8904

Facsimile: (312) 325-8905